SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 11, 2006

(Date of Report)

June 28, 2006

(Date of Earliest Event Reported)

Freedom Resources Enterprises, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	000-32735 (Commission File Number)	87-0567033 (IRS Employer I.D. No.)

901 East 7800 South, Midvale, UT 84047

(Address of Principal Executive Offices)

(801) 566-5931

 (Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02: UNREGISTERED SALES OF EQUITY

On June 28, 2006, the Company issued 1,000,000 shares of its restricted common stock, par value $.001, on conversion of a Promissory Note of $5,000 and accrued interest of $563.  After this issuance of shares the Company has 13,000,000 issued and outstanding common stock shares.  This issuance of 1,000,000 shares represents 7.69% of the total issued and outstanding shares.  The 1,000,000 shares were issued to two individuals for 500,000 shares each. The Company relied on an exemption from registration pursuant to Section 4(2) of the Securities Act and Regulation D, Rule 506 to effect the transaction.  There were no commissions paid.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEDOM RESOURCES ENTERPRISES, INC.

DATE:  July 10, 2006

By: /s/ Neil Christiansen

Neil Christiansen

President and Chief Executive Officer

2